Investor Conference Call Quarter Ended September 30, 2012 November 2, 2012 Exhibit 99.2

SEC Disclosure Information
» Forward-Looking Statements - Some of our comments today may include forward-
looking statements about our expectations for the future. These statements include assumptions, expectations, predictions, intentions or beliefs about future events.
Although we believe that such statements are based on reasonable assumptions, no assurance can be given that such statements will prove to have been correct, and we do not plan to update any forward-looking statements if our expectations change.  More information about the risks and uncertainties relating to TPC Group and the forward-
looking statements may be found in our SEC filings.
» Non-GAAP Financial Measures - Some of our comments today will reference
Adjusted EBITDA, which is a non-GAAP financial measure.  We calculate Adjusted
EBITDA as earnings before interest, taxes, depreciation and amortization (EBITDA), which is then adjusted in certain periods to remove or add back items that, in the opinion of management, distort comparability between periods.  Provided herein is a reconciliation, for each period presented, of Adjusted EBITDA to Net Income (Loss), the
GAAP measure most directly comparable to Adjusted EBITDA.

$33.5
$24.9
$45.6
$(11.0)
$34.4
Qtr Ended
09/30/12
Qtr Ended
06/30/12
Qtr Ended
03/31/12
Qtr Ended
12/31/11
Qtr Ended
09/30/11
$7.3
$3.4
$18.0
$(18.4)
$9.4
Qtr Ended
09/30/12
Qtr Ended
06/30/12
Qtr Ended
03/31/12
Qtr Ended
12/31/11
Qtr Ended
09/30/11

Net Income (Loss)
(in millions)
Adjusted EBITDA* (in millions)
* See  slide 8 for a reconciliation of Adjusted EBITDA to Net Income (Loss) for all periods presented.
Net Income (Loss) is the GAAP measure most directly comparable to  Adjusted EBITDA.
(in millions except per share)
09/30/12 06/30/12 03/31/12 12/31/11 09/30/11
Revenue 510.6 $     690.1 $     606.1 $     574.8 $     835.3 $
Gross profit contribution (1) 78.5         68.4         89.1         31.9         77.2
Income (loss) from operations 18.6         14.0         34.8         (21.3)        24.0
Interest expense and other, net (8.2)          (8.4)          (7.8)          (8.0)          (8.2)
Income tax (expense) benefit (3.1)          (2.2)          (9.0)          10.9         (6.4)
     Net income (loss) 7.3 3.4 18.0 (18.4) 9.4
    Earnings (loss) per share 0.46         0.21         1.14         (1.18)        0.58
(1) Defined herein as Revenue less Cost of Sales as reported in our consolidated financial statements.  Gross profit contribution for the quarters ended 6/30/12 and 9/30/11 include lower-of-cost-or-market adjustments of $2.8 million and $9.8 million, respectively.
Quarter Ended
(unaudited)

* See  slide 8 for a reconciliation of Adjusted EBITDA to Net Income (Loss) for all periods presented.
Net Income (Loss) is the GAAP measure most directly comparable to Adjusted EBITDA.
C4 Processing Segment
09/30/12 06/30/12 03/31/12 12/31/11 09/30/11
C4 Processing Segment
Sales volume (pounds) 544.7                   602.1                   504.4                   560.2                   669.1
Revenue 406.5 $                575.8 $                500.9 $                478.9 $                713.5 $
Gross profit contribution (1) 53.8                     47.4                     69.4                     11.3                     58.7
Gross profit contribution (per pound) 0.10                     0.08                     0.14                     0.02                     0.09
Adjusted EBITDA * 26.4                     20.8                     43.9                     (13.0)                    33.5
Adjusted EBITDA (per pound) 0.05                     0.03                     0.09                     (0.02)                    0.05
Performance Products Segment
Performance Products Segment
Sales volume (pounds) 148.2                   141.7                   129.3                   117.7                   149.1
Revenue 104.1 $                114.3 $                105.2 $                95.9 $                  121.8 $
Gross profit contribution (1) 24.7                     21.0                     19.7                     20.6                     18.5
Gross profit contribution (per pound) 0.17                     0.15                     0.15                     0.18                     0.12
Adjusted EBITDA * 13.7                     10.5                     9.5                       11.4                     8.1
Adjusted EBITDA (per pound) 0.09                     0.07                     0.07                     0.10                     0.05
Total
Total Operating Segments
Sales volume (pounds) 692.9                   743.8                   633.8                   677.9                   818.1
Revenue 510.6 $                690.1 $                606.1 $                574.8 $                835.3 $
Gross profit contribution (1) 78.5                     68.4                     89.1                     31.9                     77.2
Gross profit contribution (per pound) 0.11                     0.09                     0.14                     0.05                     0.09
Adjusted EBITDA * 40.1                     31.3                     53.4                     (1.6)                      41.5
Adjusted EBITDA (per pound) 0.06                     0.04                     0.08                     (0.00)                    0.05
Defined herein as Revenue less Cost of Sales as reported in our consolidated financial statements.  Gross profit contribution for the quarters ended
6/30/12 and 9/30/11 includes lower-of-cost-or-market adjustments of $2.8 million and $9.8 million, respectively.  Of the total adjustment for the quarter ended 6/30/12, $2.2 million related to C4 Processing and $0.6 million related to Performance Products.  Of the total adjustment for the quarter ended
9/30/11, $9.7 million related to C4 Processing and $0.1 million related to Performance Products.
Quarter Ended
Selected Operating Results
(unaudited) (in millions except per pound amounts)
(1)

Supplemental Data 5

Selected Market Data
(unaudited)
09/30/12 06/30/12 03/31/12 12/31/11 09/30/11
End of quarter butadiene contract price
($/lb) (1)
0.84 1.09 1.46 0.98 1.71
Unleaded gasoline quarter average - USGC
($/gal) (2)
2.98 2.93 3.02 2.62 2.89
US ethylene industry capacity utilization (%)
(3)
93.9 86.7 89.4 91.5 91.9
US butadiene production (mm
lbs)(3)
783 683 683 739 812
(1) Source:  HIS (formerly CMAI)
(2) Source:  Platts
(3) Source:  Hodson
Quarter Ended

09/30/12 06/30/12 03/31/12 12/31/11 09/30/11
Sales volume (1) 692.9        743.8        633.8        677.9       818.1
Revenue 510.6 $     690.1 $     606.1 $     574.8 $    835.3 $
Gross profit contribution (2) 78.5          68.4          89.1          31.9         77.2
Adjusted EBITDA *
C4 Processing 26.4          20.8          43.9          (13.0)        33.5
Performance Products 13.7          10.5          9.5            11.4         8.1
Corporate (3)
(6.6)           (6.4)           (7.8)           (9.4)          (7.2)
33.5 $       24.9 $       45.6 $       (11.0) $     34.4 $
Adjusted EBITDA (per pound) 0.05 $       0.03 $       0.07 $       (0.02) $     0.04 $
Operating segment Adjusted EBITDA (per pound) (4) 0.06 $       0.04 $       0.08 $       (0.00) $     0.05 $
Change in butadiene contract price (%) (22%) (26%) 49% (42%) 12%
Impact of butadiene price change (5) $           (13) $         17 $          (36) $        6 $
(1) Does not include tolling volume.
(2)
(3)
(4) Adjusted EBITDA for the C4 Processing and Performance Products operating segments - i.e. total Adjusted EBITDA less Corporate.
Quarter Ended
Defined herein as Revenue less Cost of Sales as reported in our consolidated financial statements.  Gross profit contribution for the quarters ended 6/30/12 and  9/30/11 include lower-of-cost-or-market adjustments of $2.8 million and $9.8 million, respectively.
Corporate expenses for the quarters ended 3/31/12, 6/30/12 and 9/30/12 exclude transaction expenses of  $0.4 million, $0.6 million and $4.5 million, respectively, associated with the proposed merger with investment funds sponsored by First Reserve Corporation and SK Capital
Partners.

Selected Financial Data
(unaudited) (in millions except per pound amounts)
* See  slide 8 for a reconciliation of Adjusted EBITDA to Net Income (Loss) for all periods presented.
Net Income (Loss) is the GAAP measure most directly comparable to Adjusted EBITDA.

Reconciliation of Adjusted EBITDA to Net Income
(unaudited) (in millions)
(*) Adjusted EBITDA is presented and discussed herein because management believes it enhances understanding by investors and lenders of the Company’s financial performance.  Adjusted EBITDA is not a measure computed in accordance with GAAP.  Accordingly it does not represent cash flow from operations, nor is it intended to be presented herein as a substitute for operating income or net income as indicators of the Company’s operating performance. Adjusted EBITDA is the primary performance measurement used by senior management and our Board of Directors to evaluate operating results of, and to allocate capital resources between, our business segments. We calculate Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization (EBITDA) which is then adjusted in certain periods to remove or add back items that, in the opinion of management, distort comparability between periods.  Adjusted EBITDA for the quarters ended
3/31/12, 6/30/12 and 9/30/12 have been adjusted to exclude non-recurring transaction expenses of $0.4 million, $0.6 million $4.5 million, respectively, associated with the proposed merger with investment funds sponsored by First Reserve Corporation and SK Capital Partners. Our calculation of Adjusted EBITDA may be different from calculations used by other companies; therefore, it may not be comparable to other companies.
09/30/12 06/30/12 03/31/12 12/31/11 09/30/11
Net income (loss) 7.3 $          3.4 $          18.0 $        (18.4) $      9.4 $
Income tax expense (benefit) 3.1             2.2             9.0             (10.9)         6.4
Interest expense, net 8.5 8.6 8.0 8.2 8.6
Depreciation and amortization 10.1 10.1 10.2 10.1 10.0
EBITDA 29.0           24.3           45.2           (11.0)         34.4
Transaction expenses (*) 4.5             0.6             0.4             -            -
Adjusted EBITDA (*) 33.5 24.9 45.6 (11.0) 34.4
Quarter Ended